] HYPOGONADAL MEN WITH DIABETES BENEFIT FROM LPCN 1021 (ORAL TESTOSTERONE) Christina Wang, MD 1 , Jed C. Kaminetsky, MD 2 , Martin M. Miner, MD 3 , Adrian S Dobs, MD, MHS 4 , Anthony DelConte, MD 5,6 Nachiappan Chidambaram 6 , Satish Nachaegari 6 , Mahesh Patel 6 , Mohit Khera, MD 7 1 Harbor - UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA, 2 University Urology Associates, New York, NY, 3 Brown University and the Miriam Hospital, Providence, RI, 4 Johns Hopkins University School of Medicine, Baltimore, MD, 5 Saint Joseph’s University, Philadelphia, PA, 6 Lipocine, Inc. Salt Lake City, UT, 7 Baylor College of Medicine, Houston, TX Methods ▪ Randomized active - control, 12 - month, open label, multicenter dose - titration trial. ▪ Hypogonadal (HG) men 18 - 80 years (T<300ng/dL on 2 separate days) who received LPCN 1021 (n=210) or Androgel 1.62% (n=104). ▪ For study inclusion, subjects were to be in general good health; no specific sexual dysfunction symptoms precluded subjects from enrollment. ▪ Subjects started LPCN 1021 at 225 mg TU BID and titrated up (Cavg <300 ng/dL) or down (Cmax >1500 ng/dL or Cavg >1140 ng/dL) at Weeks 4 and 8 based on 24 h serum T PK profile obtained at Weeks 3 and 7. ▪ Sexual function and mood changes were assessed by the Psychosexual Daily Questionnaire (PDQ) for 7 days preceding Weeks 1 and 52. ▪ Quality of life (QoL) was assessed by SF - 36 questionnaire at Weeks 1and 52. Conclusions LPCN 1021 is an effective treatment in HG men with or without DM for restoring serum T levels to the physiological range and relieving some HG symptoms. Objective Hypogonadism is more prevalent in men with type 2 diabetes mellitus (DM). Testosterone (T) therapy is indicated for treating hypogonadism and related symptoms. LPCN 1021 is a novel oral T undecanoate formulation that may avoid some undesirable attributes of non - oral T formulations, such as transference or skin irritation. We sought to determine the effect of LPCN 1021 use in hypogonadal men with DM vs those without DM. Results ▪ Of 314 hypogonadal subjects, 82 (26%) had a reported medical history of diabetes mellitus (DM) at screening (baseline) and 232 (74%) did not. ▪ Of 82 subjects with reported medical history of DM, 46 subjects (56%) received LPCN 1021. Demographics and Hormone Levels for Subjects With and Without D iabetes Mellitus at Baseline Characteristic Mean (SD) DM N = 82 No DM N = 232 P - Value Age, years 57.2 (9.0) 51.7 (10.0) <0.001 Baseline T, ng/dL 249.9 (87.8) 245.4 (95.3) 0.704 Baseline SHBG, nmol/L 30.1 (14.0) 30.4 (14.0) 0.884 Baseline DHT, ng/dL 21.9 (11.7) 23.9 (9.2) 0.174 Baseline E2, pg /mL 18.9 (7.1) 17.5 (6.9) 0.153 Baseline HbA1 (%) 7.5 (1.8) 5.6 (0.5) <0.001 Subjects with and without DM showed statistically significant (p<0.05) improvement for all PDQ scores from baseline to end of study a Higher scores indicate higher levels of each PDQ subscale Baseline and end of study values for all PDQ subscores in subjects with and without DM were statistically different (p<0.05) Subjects with and without DM had comparable Cavg24 h levels of the following analytes at Week 13 ▪ Total testosterone: 430 vs 483 ng/dL, p = 0.098 ▪ Dihydrotestosterone: 105 vs 117 ng/dL, p = 0.138 ▪ Estradiol: 26.4 vs 29.2 pg /mL, p = 0.185 Subjects with and without DM) showed statistically significant (P<0.05) different for Free T, SHBG and HDL levels from baseline to end of study QoL (SF - 36) and PDQ for Subjects With and Without D iabetes Mellitus at Baseline Characteristic Mean (SD) DM N = 82 No DM N = 232 P - Value Physical Component Summary 43.5 (8.5) 46.6 (6.5) 0.003 Mental Component Summary 42.9 (10.5) 42.1 (9.6) 0.523 General Health 47.1 (8.4) 51.0 (8.4) <0.001 Vitality 49.2 (13.6) 46.5 (13.5) 0.128 Weekly level of sexual desire 1.9 (1.5) 2.3 (1.5) 0.042 Weekly sexual activity 1.8 (1.9) 2.2 (2.0) 0.059 Weekly sexual pleasure w/ partner 1.0 (1.4) 1.4 (1.6) 0.043 Weekly full erection (%) 37.5 (27.7) 52.7 (29.9) 0.001 Weekly maintained erection 2.3 (1.7) 3.3 (2.0) <0.001 0 5 10 15 20 25 30 35 Free T (ng/dL) SHBG (nmol/L) HDL (mmol/L) Analytes DM at Baseline DM at EOS Non DM Baseline Non-DM EOS 0 1 2 3 4 5 6 Level of Sexual Desire Highest Pleasure w/o Partner Highest Pleasure w/ Partner Positive Mood Negative Mood Maintained Erection PDQ score (0 to 7 point scale) a DM at Baseline DM at EOS Non DM Baseline Non-DM EOS 0 1 2 3 4 5 Sexual activity PDQ score (0 to 7 point … 0 10 20 30 40 50 60 70 Full Erection (%) PDQ score (0 to 7 point scale) a • HG men with DM were significantly (p<0.05) older (57 vs 52 years), with higher baseline HbA1c (7.5% vs 5.6%), lower QoL scores and PDQ scores than HG men without DM • Significant (p<0.05) reduction in SHBG and HDL and significant (p<0.05) improvement in free T and PDQ parameters occurred post LPCN 1021 therapy for HG men with DM, and • Parameters that showed significant improvements post LPCN 1021 in HG men with DM also showed significant improvements in men without DM Hypogonadal men with DM were significantly older with higher baseline HbA1c Hypogonadal men with DM had significantly lower QoL and PDQ scores at baseline Significant reduction in SHBG, HDL and improvement in free T levels post LPCN 1021 Therapy for both HG men with and without DM Exhibit 99.1